UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

Apollo Infrastructure Company LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56561	92-3084689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 42nd Floor
New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 515-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As of February 2, 2026, Apollo Infrastructure Company LLC (the “Company”) issued and sold the following unregistered shares of the Company (with the final number of shares being determined on February 25, 2026) to third party investors for cash:

Type	Number of Shares Sold	Aggregate Consideration
Series I
A-II Shares	342,543	$9,636,000
F-I Shares	902	25,000
I Shares*	132,822	3,685,035
Series II
A-II Shares	963,237	$27,488,000
F-I Shares	24,970	701,950
E Shares	415	12,000
I Shares	28,059	790,500

*Includes an aggregate of 88,560 shares of Series I I shares that were exchanged from an aggregate of 87,213 shares of Series II I shares.

The offer and sale of the shares above were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01 Other Events.

Net Asset Value

On February 25, 2026, the operating manager of the Company determined the net asset value (“Net Asset Value”) per share, being the price at which sales of the Company’s shares are made, of the following types of the Company’s shares as of January 31, 2026:

Type	Net Asset Value per Share
Series I
A-II Shares	$28.13
F-I Shares	$27.72
E Shares	$28.52
I Shares	$27.74
S Shares	$27.73
Series II
A-II Shares	$28.54
F-I Shares	$28.11
E Shares	$28.93
I Shares	$28.17
S Shares	$28.15

As of January 31, 2026, no F-S Shares or A-I Shares were outstanding for either Series I or Series II.

The Net Asset Value of the Company’s outstanding shares is also available on its website at https://www.apollo.com/infraco, but the contents of the website are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Net Asset Value as of January 31, 2026

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Infrastructure Company LLC

Date:	February 25, 2026	By:	/s/ Yvette Novo
Name: Yvette Novo Title: Chief Financial Officer